77C Matters submitted by a vote of security holders

Stein Roe Municipal Money Market Fund (Fund)
(a) On June 28, 2002, a Special Meeting of Shareholders of the Fund was held to approve the following item, as described in the Proxy Statement for the Meeting. On April 17, 2002, the record date for the Meeting, the NAV of shares issued and outstanding were 110,491,710.65. The vote cast at the Meeting was as follows:

(b)  not applicable
(c) To approve the Agreement and Plan of Reorganization for Liberty Municipal Money Market Fund to acquire Stein Roe Municipal Money Market Fund.

For:                     41,180,209.86    NAV being a majority
                                          of the NAV represented at the Meeting
Against:                 5,365,586.44     NAV
Abstain:                 2,246,221.52     NAV

(d)       not applicable

(proxy statement incorporated herein by reference to Accession Number 0000950135-02-001686)

Stein Roe Intermediate Municipals Fund
Stein Roe High Yield Municipal Fund
Stein Roe Municipal Money Market Fund
Stein Roe Managed Municipals Fund (Funds)

77L Changes in accounting principals and practices

     The Funds have proposed to revoke their ss.171(c) election under the Internal Revenue Code, thus changing their accounting method for premium amortization.

Stein Roe Managed Municipals Fund

770 Transactions effected pursuant to Rule 10f-3

On January 14, 2002, Stein Roe Managed Municipals Fund (Fund) purchased $250,000 par value of bonds of Puerto Rico Public Building Authority (Securities) for a total purchase price of $26,562,500 from Morgan Stanley & Co., Inc. pursuant to a public offering in which Quick & Reilly, Inc. acted as a participating underwriter. Quick & Reilly, Inc. may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Stein Roe & Farnham, Inc. (Advisor), believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Quick & Reilly, Inc., the following is a list of members of the underwriting syndicate for the aforementioned Securities: Merrill Lynch & Co., Morgan Stanley, Goldman Sachs & Co., Salomon Smith Barney, ABN AMRO Financial Services, Inc., Banc of America Securities, LLC, Bear, Stearns & Co., First Union National Bank, Lehman Brothers, UBS PaineWebber Inc.

Stein Roe Managed Municipals Fund

770 Transactions effected pursuant to Rule 10f-3 cont'd

On January 14, 2002, Stein Roe Managed Municipals Fund (Fund) purchased $250,000 par value of bonds of Puerto Rico Public Building Authority (Securities) for a total purchase price of $26,562,500 from Smith Barney pursuant to a public offering in which Quick & Reilly, Inc. acted as a participating underwriter. Quick & Reilly, Inc. may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Stein Roe & Farnham, Inc. (Advisor), believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Quick & Reilly, Inc., the following is a list of members of the underwriting syndicate for the aforementioned Securities: Merrill Lynch & Co., Morgan Stanley, Goldman Sachs & Co., Salomon Smith Barney, ABN AMRO Financial Services, Inc., Banc of America Securities, LLC, Bear, Stearns & Co., First Union National Bank, Lehman Brothers, UBS PaineWebber Inc.

Stein Roe Managed Municipals Fund

770 Transactions effected pursuant to Rule 10f-3 cont'd

On January 14, 2002, Stein Roe Managed Municipals Fund (Fund) purchased $500,000 par value of bonds of Puerto Rico Public Building Authority (Securities) for a total purchase price of $53,125,000 from Smith Barney pursuant to a public offering in which Quick & Reilly, Inc. acted as a participating underwriter. Quick & Reilly, Inc. may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Stein Roe & Farnham, Inc. (Advisor), believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Quick & Reilly, Inc., the following is a list of members of the underwriting syndicate for the aforementioned Securities: Merrill Lynch & Co., Morgan Stanley, Goldman Sachs & Co., Salomon Smith Barney, ABN AMRO Financial Services, Inc., Banc of America Securities, LLC, Bear, Stearns & Co., First Union National Bank, Lehman Brothers, UBS PaineWebber Inc.

Stein Roe Intermediate Municipals Fund

770 Transactions effected pursuant to Rule 10f-3

On January 28,2002, Stein Roe Intermediate Municipals Fund (Fund) purchased $100,000 par value of bonds of Puerto Rico Highway and Transportation Authority (Securities) for a total purchase price of $111,126 from Bear Stearns & Co., Inc. pursuant to a public offering in which Quick & Reilly, Inc. acted as a participating underwriter. Quick & Reilly, Inc. may be considered to be an affiliate of the Fund.

       The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Stein Roe & Farnham, Inc. (Advisor), believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Quick & Reilly, Inc., the following is a list of members of the underwriting syndicate for the afore mentioned Securities: Goldman, Sachs & Co.; Salomon Smith Barney Inc.; Bear, Stearns & Co., Inc.; Merrill Lynch & Co.; UBS PaineWebber, Inc.; Morgan Stanley & Co.; Lehman Brothers;
First Union National Bank; ABN Amro Financial Services, Inc.; Banc of America Securities LLC

Stein Roe Intermediate Municipals Fund

770 Transactions effected pursuant to Rule 10f-3 cont'd

On January 28, 2002, Stein Roe Intermediate Municipals Fund (Fund) purchased $100,000 par value of bonds of Puerto Rico Highway and Transportation Authority (Securities) for a total purchase price of $111,126 from Banc America pursuant to a public offering in which Quick & Reilly, Inc. acted as a participating underwriter. Quick & Reilly, Inc. may be considered to be an affiliate of the Fund.

       The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Stein Roe & Farnham, Inc. (Advisor), believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Quick & Reilly, Inc., the following is a list of members of the underwriting syndicate for the afore mentioned Securities: Goldman, Sachs & Co.; Salomon Smith Barney Inc.; Bear, Stearns & Co., Inc.; Merrill Lynch & Co.; UBS PaineWebber, Inc.; Morgan Stanley & Co.; Lehman Brothers;
First Union National Bank; ABN Amro Financial Services, Inc.; Banc of America Securities LLC

Stein Roe Intermediate Municipals Fund

770 Transactions effected pursuant to Rule 10f-3 cont'd

On January 28, 2002, Stein Roe Intermediate Municipals Fund (Fund) purchased $100,000 par value of bonds of Puerto Rico Highway and Transportation Authority (Securities) for a total purchase price of $111,126 from Merrill Lynch, Pierce, Fenner pursuant to a public offering in which Quick & Reilly, Inc. acted as a participating underwriter. Quick & Reilly, Inc. may be considered to be an affiliate of the Fund.

       The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Stein Roe & Farnham, Inc. (Advisor), believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Quick & Reilly, Inc., the following is a list of members of the underwriting syndicate for the afore mentioned Securities: Goldman, Sachs & Co.; Salomon Smith Barney Inc.; Bear, Stearns & Co., Inc.; Merrill Lynch & Co.; UBS PaineWebber, Inc.; Morgan Stanley & Co.; Lehman Brothers;
First Union National Bank; ABN Amro Financial Services, Inc.; Banc of America Securities LLC

Stein Roe Intermediate Municipals Fund

770 Transactions effected pursuant to Rule 10f-3 cont'd

On January 28, 2002, Stein Roe Intermediate Municipals Fund (Fund) purchased $100,000 par value of bonds of Puerto Rico Highway and Transportation Authority (Securities) for a total purchase price of $111,126 from Paine Webber Inc. pursuant to a public offering in which Quick & Reilly, Inc. acted as a participating underwriter. Quick & Reilly, Inc. may be considered to be an affiliate of the Fund.

       The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Stein Roe & Farnham, Inc. (Advisor), believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Quick & Reilly, Inc., the following is a list of members of the underwriting syndicate for the afore mentioned Securities: Goldman, Sachs & Co.; Salomon Smith Barney Inc.; Bear, Stearns & Co., Inc.; Merrill Lynch & Co.; UBS PaineWebber, Inc.; Morgan Stanley & Co.; Lehman Brothers;
First Union National Bank; ABN Amro Financial Services, Inc.; Banc of America Securities LLC

Stein Roe Intermediate Municipals Fund

770 Transactions effected pursuant to Rule 10f-3 cont'd

On January 28, 2002, Stein Roe Intermediate Municipals Fund (Fund) purchased $100,000 par value of bonds of Puerto Rico Highway and Transportation Authority (Securities) for a total purchase price of $111,126 from Lehman Brothers pursuant to a public offering in which Quick & Reilly, Inc. acted as a participating underwriter. Quick & Reilly, Inc. may be considered to be an affiliate of the Fund.

       The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Stein Roe & Farnham, Inc. (Advisor), believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Quick & Reilly, Inc., the following is a list of members of the underwriting syndicate for the afore mentioned Securities: Goldman, Sachs & Co.; Salomon Smith Barney Inc.; Bear, Stearns & Co., Inc.; Merrill Lynch & Co.; UBS PaineWebber, Inc.; Morgan Stanley & Co.; Lehman Brothers;
First Union National Bank; ABN Amro Financial Services, Inc.; Banc of America Securities LLC

Stein Roe Intermediate Municipals Fund

770 Transactions effected pursuant to Rule 10f-3 cont'd

On January 28, 2002, Stein Roe Intermediate Municipals Fund (Fund) purchased $500,000 par value of bonds of Puerto Rico Highway and Transportation Authority (Securities) for a total purchase price of $555,630 from Smith Barney pursuant to a public offering in which Quick & Reilly, Inc. acted as a participating underwriter. Quick & Reilly, Inc. may be considered to be an affiliate of the Fund.

       The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Stein Roe & Farnham, Inc. (Advisor), believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Quick & Reilly, Inc., the following is a list of members of the underwriting syndicate for the afore mentioned Securities: Goldman, Sachs & Co.; Salomon Smith Barney Inc.; Bear, Stearns & Co., Inc.; Merrill Lynch & Co.; UBS PaineWebber, Inc.; Morgan Stanley & Co.; Lehman Brothers;
First Union National Bank; ABN Amro Financial Services, Inc.; Banc of America Securities LLC

Stein Roe Intermediate Municipals Fund

770 Transactions effected pursuant to Rule 10f-3 cont'd

On March 7, 2002, Stein Roe Intermediate Municipals Fund (Fund) purchased $125,000 par value of bonds of Massachusetts Educational Financing Authority (Securities) for a total purchase price of $124,785 from A.G. Edwards & Sons, Inc. pursuant to a public offering in which Quick & Reilly, Inc. acted as a participating underwriter. Quick & Reilly, Inc. may be considered to be an affiliate of the Fund.

       The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Stein Roe & Farnham, Inc. (Advisor), believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Quick & Reilly, Inc., the following is a list of members of the underwriting syndicate for the afore mentioned Securities: Bear, Stearns & Co., Inc.; UBS PaineWebber, Inc.; A. G. Edwards & Sons, Inc.

Stein Roe Intermediate Municipals Fund

770 Transactions effected pursuant to Rule 10f-3 cont'd

On March 7, 2002, Stein Roe Intermediate Municipals Fund (Fund) purchased $625,000 par value of bonds of Massachusetts Educational Financing Authority (Securities) for a total purchase price of $623,925 from Bear, Stearns & Co., Inc. pursuant to a public offering in which Quick & Reilly, Inc. acted as a participating underwriter. Quick & Reilly, Inc. may be considered to be an affiliate of the Fund.

       The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Stein Roe & Farnham, Inc. (Advisor), believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Quick & Reilly, Inc., the following is a list of members of the underwriting syndicate for the afore mentioned Securities: Bear, Stearns & Co., Inc.; UBS PaineWebber, Inc.; A. G. Edwards & Sons, Inc.

Stein Roe Intermediate Municipals Fund

770 Transactions effected pursuant to Rule 10f-3 cont'd

On March 7, 2002, Stein Roe Intermediate Municipals Fund (Fund) purchased $250,000 par value of bonds of Massachusetts Educational Financing Authority (Securities) for a total purchase price of $249,570 from Paine Webber, Inc. pursuant to a public offering in which Quick & Reilly, Inc. acted as a participating underwriter. Quick & Reilly, Inc. may be considered to be an affiliate of the Fund.

       The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Stein Roe & Farnham, Inc. (Advisor), believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Quick & Reilly, Inc., the following is a list of members of the underwriting syndicate for the afore mentioned Securities: Bear, Stearns & Co., Inc.; UBS PaineWebber, Inc.; A. G. Edwards & Sons, Inc.


77Q - Exhibits

 Accountant's Report on Internal Control

[Ernst & Young logo]
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116-5072

                REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Shareholders and
Board of Trustees of Liberty-Stein Roe Municipal Trust

In planning and performing our audit of the financial statements of the Funds listed in the appendix attached hereto (the "Funds"), each series of Liberty-Stein Roe Funds Municipal Trust (the "Trust"), for the year ended June 30, 2002, we considered each Fund's internal control, including control activities for safeguarding securities, in order to determine our auditing procedures for the purpose of expressing our opinion on the financial statements and to comply with the requirements of Form N-SAR, not to provide assurance on internal control.

The management of the Trust is responsible for establishing and maintaining internal control. In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of controls. Generally, controls that are relevant to an audit pertain to the Trust's objective of preparing financial statements for external purposes that are fairly presented in conformity with accounting principles generally accepted in the United States. Those controls include the safeguarding of assets against unauthorized acquisition, use, or disposition.

Because of inherent limitations in internal control, error or fraud may occur and not be detected. Also, projection of any evaluation of internal control to future periods is subject to the risk that it may become inadequate because of changes in conditions, or that the effectiveness of the design and operation may deteriorate.

Our consideration of internal control would not necessarily disclose all matters in internal control that might be material weaknesses under standards established by the American Institute of Certified Public Accountants. A material weakness is a condition in which the design or operation of one or more of the internal control components does not reduce to a relatively low level the risk that misstatements caused by error or fraud in amounts that would be material in relation to the financial statements being audited may occur and not be detected within a timely period by employees in the normal course of performing their assigned functions. However, we noted no matters involving internal control and its operation, including controls for safeguarding securities, that we consider to be material weaknesses as defined above as of June 30, 2002.

This report is intended solely for the information and use of management and the Board of Trustees of Liberty-Stein Roe Funds Municipal Trust and the Securities and Exchange Commission and is not intended to be and should not be used by anyone other than these specified parties.


                                                          Ernst & Young LLP

Boston, Massachusetts
August 16, 2002





                                    Appendix


                       Liberty-Stein Roe Municipal Trust:
                      Stein Roe High-Yield Municipals Fund
                     Stein Roe Intermediate Municipals Fund
                        Stein Roe Managed Municipals Fund
                      Stein Roe Municipal Money Market Fund